TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler


INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168


CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105


TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219


ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215


LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022


ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219



                                  ALPINE LOGO


                                 International

                                  Real Estate

                                  Equity Fund




                  Alpine International Real Estate Equity Fund
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                                 (212) 687-5588


--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
April 30, 1999


(6/99)

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 3

                       Schedule of Portfolio Investments
                                     PAGE 6

                      Statement of Assets and Liabilities
                                     PAGE 8

                            Statement of Operations
                                     PAGE 9

                      Statements of Changes in Net Assets
                                    PAGE 10

                         Notes to Financial Statements
                                    PAGE 11

                              Financial Highlights
                                    PAGE 16

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------


                                                 GPR                Y CLASS
                                                 ---                -------
  2/1/89                                           10000              10000
                                                 9901.26              10010
                                                 10302.1               9800
10/31/90                                         8512.84            9579.66
                                                 8268.63             8633.9
10/31/91                                         8708.65            9874.57
                                                 8735.16            9111.86
10/31/92                                         7958.99            8827.12
                                                 8129.01            9315.26
10/31/93                                         9763.09            12030.2
                                                 11314.7            14600.5
10/31/94                                         11988.7              14684
                                                 12252.4              14210
10/31/95                                         11714.1            12058.7
                                                 11963.9            12833.8
10/31/96                                         13390.5              14528
                                                 14248.2            13631.1
10/31/97                                         14141.6            12622.4
                                                 13351.8              14386
10/31/98                                         12754.7            16914.9
                                                 11539.5            14374.9
 4/30/99                                           12627              16299

Past performance is not predictive of future results. Investment return and principal value of the Alpine International Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The GPR-Global Real Estate Securities Index is a global market capitalization weighted performance index of Internationally exchange listed property and real estate securities.

* Prior to 4/30/94, the performance numbers do not reflect dividends.

International investing involves increased risk and volatility.

                         COMPARATIVE TOTAL RETURNS AS OF 4/30/99
                                                                                 SINCE
                                        6 MONTH   1 YEAR    3 YEAR    5 YEAR   INCEPTION+
-----------------------------------------------------------------------------------------
Alpine Class Y                          13.39%    (3.64)%    3.91%    2.11%      4.89%
Alpine Class A (4.75%)*                  7.90%    (8.40)%    2.04%    0.96%      4.31%
Alpine Class B (5.00%)*                  7.89%    (9.22)%    2.01%    0.98%      4.51%
Alpine Class C (1.00%)*                 11.82%    (5.60)%    2.91%    1.34%      4.50%
-----------------------------------------------------------------------------------------
GPR Global Real Estate Securities        9.42%    (1.00)%   (1.94)%   1.04%      2.30%
  Index

    * Represents maximum sales load.

+ Performance of Class A, Class B and Class C shares for the period prior to their inceptions on 2/10/95, 2/8/95 and 2/9/95, respectively, represents performance for Class Y shares, which commenced operations on 2/1/89.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine International Real Estate Fund's Semi-Annual report to shareholders for the six months ended April 30, 1999. The market upheaval of last summer has subsided and it created a number of opportunities from which the fund was able to benefit. Global stock markets' initial focus after stabilizing was on well-known, large, non-cyclical companies, or on "new technology" companies that offer the promise of significant growth. By March, the market's attention began to shift towards more economically sensitive stocks, including the real estate sector. In this report, we will discuss the Fund's performance as well as issues and trends which are affecting both real estate and securities markets. This discussion will also explain why we believe the future for international real estate securities could be more positive than recent history.

Q. WHAT WAS THE ALPINE INTERNATIONAL REAL ESTATE FUND'S PERFORMANCE FOR THE SIX MONTHS ENDED OCTOBER 31, 1998?
A. During the past six months, the fund rebounded by producing a total return 13.39%. This compares favorably with the GPR Global Real Estate Index(1) which rose by 9.42% during the same period. This period was significant in that foreign real estate stocks outperformed their American counterparts, continuing a pattern which began in mid 1998, after three years of steady under performance. Stock selection and country exposure were both material to the fund's outperformance, currency became a larger factor than in recent years. While the fund hedged its yen exposure, management did not foresee the 9.5% erosion of the euro versus the dollar.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE DURING THIS PERIOD?
A. During the fall of last year, we aggressively invested in a number of Southeast Asian markets, notably Singapore and Hong Kong. Compared with other southeast Asian countries, these countries have a more established financial infrastructure and thus the prospect of an earlier economic stabilization. Indeed, during the first calendar quarter of 1999, residential real estate prices in these countries began to recover from 1998's precipitous collapse. The fund also added to its exposure in Thailand and the Philippines, but has avoided Malaysia and Indonesia due to extreme political and economic risk potential.
        Significant returns on new positions during the period were lead by DBS LAND in Singapore (up 70%) and MIDLAND REALTY in Hong Kong (62%) greatly enhanced the fund's returns. A number of the fund's holdings benefited from takeover bids or the prospect of such activity. ASTICUS in Belgium was acquired by Germany's IVG in its bid for enlarging its Pan European base while Netherlands based EUROPEAN CITY ESTATES and GREYCOAT in the U.K. announced formal auction programs in response to unsolicited bids. Meanwhile SOCIETE DU LOUVRE continued its efforts to stonewall unsolicited takeover activity. Even the U.S. portion

---------------

(1) The Global Property Research (GPR) Global Real Estate Securities Index is a global market capitalization weighted performance index of listed property and real estate securities.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

   of the portfolio benefited from a management buyout offer for SUNSTONE
   HOTELS.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO HOLDINGS?
A. During the past six months, the fund has added a number of companies and reduced or sold several positions. However, the most significant change in the fund's geographic weighting was a decrease in European exposure from 40% to 33.7% and an increase in North America from 30% to 36.7%. Much of the North American increase was due to additional investment in Canada which was increased from 9.1% to 14.3% as a weak overall stock market, particularly for economically sensitive stocks has made Canadian real estate stocks very cheap. The same could be said of the U.S. where property shares were generally very depressed until rallying at the end of March. The Fund's exposure in Asia dropped from 23% to 21%, which reflects profit taking by the Fund during the first calendar quarter of the year.

Q. WHAT IS THE FUND MANAGER'S VIEW OR OUTLOOK FOR INTERNATIONAL REAL ESTATE SHARES OVER THE NEXT 12 TO 24 MONTHS?
A. From a global perspective, we believe that there will be gradual economic stabilization and growth during 1999, with further notable expansion of the Asian and European economies in the year 2000 through 2001. Given the recent recession in Asia, the prospect for an extended recovery and then expansion through 2005 is quite possible. While much of Europe is in an economic lull, we believe the combination of the Euro's convergence, corporate rationalization, and excess productive capacity should provide significant scope for an extended, demand driven cyclical expansion. For much of 1999, the U.S. economy again appears to be the world's engine for economic activity. The domestic expansion has created the prospect for another record year of home sales with continued growth in retail sales which are driving overall business expansion. However, the next decade could be different!
        Foreign real estate stock significantly outperformed their counterparts in the U.S. during the 1980's. However, the U.S. emergence from the Gulf War recession brought with it significant reduction in interest rates and enhanced economic productivity gains throughout the decade. In the U.S. this produced strong relative performance for the property sector and a major wave of real estate securitization which is now being consummated with a significant increase in M&A activity. With generally anemic European real estate stock performance for much of the decade and the significant Asian collapse during the last couple of years, we believe a base has been set for this same pattern to unfold abroad. Indeed, this has already begun to take place in Europe and initial fund raising and corporate expansion has just started in Southeast Asia as well. We believe that all things being equal, total returns tend to revert to the mean over time and thus we would expect the U.S. to slow down during the next decade while European and Asian economies will power the global engine of growth from which real estate can grow.
        We wish to thank existing shareholders for their support and welcome new investors to the Alpine family of real estate funds.

   SAMUEL A. LIEBER SIGNATURE
   Samuel A. Lieber

   Portfolio Manager

This report is authorized for distribution only when preceded or accompanied by a Prospectus.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION

NORTH AMERICA                                  EUROPE                  ASIA              LATIN AMERICA              OTHER
-------------                                  ------                  ----              -------------              -----
     37%                                         34%                    21%                    7%                     1%


                              SECTOR DISTRIBUTION

RETAIL                                      INDUSTRIAL            RESIDENTIAL              HOTEL                  OFFICE
------                                      ----------            -----------              -----                  ------
  14%                                           3%                    36%                   22%                     25%


TOP 10 HOLDINGS*

 1.  Tachihi Enterprise Co., Ltd.            2.78%   6.  Kansai Sekiwa Real Estate Co., Ltd.           1.57%
 2.  Midland Realty Holdings, Ltd.           2.57%   7.  Ayala Corp.                                   1.36%
 3.  HKR International, Ltd.                 2.40%   8.  SM Development Corp.                          1.13%
 4.  Grupo Posadas SA, Class L               2.24%   9.  Saha Pathana Inter-Holding Public Co., Ltd.   0.71%
 5.  Diamond City Co., Ltd.                  1.95%  10.  Dusit Thani Public Co., Ltd.                  0.48%

* Portfolio composition subject to change.

--------------------------------------------------------------------------------

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 1999

                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (102.0%)
Argentina -- (4.2%)
   286,323   IRSA Inversiones y
               Representaciones SA.........  $   945,218
    21,646   IRSA Inversiones y
               Representaciones SA, GDR....      725,141
                                             -----------
                                               1,670,359
                                             -----------
Canada -- (14.6%)
    55,700   Bentall Corp..................      581,361
   100,000   Cad Cambridge Shopping Centres
               (b).........................      648,902
    87,000   Canadian Hotel Income
               Properties REIT.............      552,596
   301,100   Clublink Corp. (b)............    1,798,776
    24,697   Concord Pacific Group, Inc.
               (b).........................       11,871
 1,033,000   Dundee Realty Corp. (b).......    1,007,246
    64,400   Gentra, Inc. (b)..............      645,633
 1,294,500   Royop Properties Corp. (b)....      568,891
                                             -----------
                                               5,815,276
                                             -----------
Denmark -- (2.4%)
    10,156   Thorkild Kristensen A/S.......      940,554
                                             -----------
Finland -- (0.7%)
    50,000   Sponda Oyj (b)................      267,134
                                             -----------
France -- (10.0%)
    85,000   Societe des Immeubles De
               France......................    1,560,219
    33,078   Societe Du Louvre.............    2,449,652
                                             -----------
                                               4,009,871
                                             -----------
Germany -- (1.7%)
     1,900   Apcoa Parking AG..............      142,718
    29,871   Kampa-Haus AG.................      534,393
                                             -----------
                                                 677,111
                                             -----------
Hong Kong -- (5.5%)
   310,000   Harbour Centre Development....      199,995
 1,290,400   HKR International, Ltd........      957,369
    20,000   Hongkong Land Holdings,
               Ltd.........................       30,600
 5,000,000   Midland Realty Holdings,
               Ltd.........................    1,025,779
                                             -----------
                                               2,213,743
                                             -----------
Japan -- (6.3%)
   190,000   Diamond City Co., Ltd.........      779,985
   146,410   Kansai Sekiwa Real Estate Co.,
               Ltd.........................      626,798
    40,000   Tachihi Enterprise Co.,
               Ltd.........................    1,109,237
                                             -----------
                                               2,516,020
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Mexico -- (2.4%)
    70,000   Grupo Posadas SA, Class A
               (b).........................  $    47,729
 1,315,000   Grupo Posadas SA, Class L
               (b).........................      893,770
                                             -----------
                                                 941,499
                                             -----------
Netherlands -- (2.0%)
    62,400   European City Estates N.V.....      778,993
                                             -----------
New Zealand -- (1.4%)
 3,552,145   Kiwi Development Trust........      357,780
   896,498   Trans Tasman Properties,
               Ltd.........................      210,694
                                             -----------
                                                 568,474
                                             -----------
Norway  -- (2.2%)
   133,000   Choice Hotels Scandinavia
               ASA.........................      256,220
    39,200   Steen & Strom Invest ASA......      614,208
                                             -----------
                                                 870,428
                                             -----------
Philippines  -- (2.5%)
 1,500,000   Ayala Corp....................      542,423
13,625,000   SM Development Corp...........      451,493
                                             -----------
                                                 993,916
                                             -----------
Singapore  -- (5.7%)
   415,000   DBS Land, Ltd.................      769,473
   600,000   Marco Polo Developments,
               Ltd.........................    1,034,545
   150,000   Singapore Land, Ltd...........      482,729
                                             -----------
                                               2,286,747
                                             -----------
Spain  -- (8.2%)
    40,000   Bami, Sociedad Anonima
               Inmobiliaria De
               Construcciones y............      182,815
             Terrenos (b)
50,355....   Inmobilaria Ubris SA (b)......      751,154
    50,000   NH Hoteles, SA................      588,752
   150,000   Prima Inmobiliaria SA (b).....    1,164,807
   169,993   Sotogrande SA.................      600,682
                                             -----------
                                               3,288,210
                                             -----------
Sweden  -- (3.0%)
    83,900   Castellum AB..................      768,098
    40,000   Fastighets AB Balder..........      428,022
                                             -----------
                                               1,196,120
                                             -----------
Thailand  -- (1.5%)
   105,000   Central Pattana Public Co.,
               Ltd. (b)....................       45,266
178,600...   Dusit Thani Public Co., Ltd.
             (b)...........................      192,489
   400,000   Saha Pathana Inter-Holding
               Public Co., Ltd.............      282,913
   195,000   Sammakorn Public Co., Ltd.
               (b).........................       63,049
                                             -----------
                                                 583,717
                                             -----------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 1999

                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
United Kingdom  -- (5.0%)
     5,000   Chelsfield PLC................  $    22,662
   350,000   Greycoat PLC..................    1,352,485
 1,165,000   Hemingway Properties PLC......      614,314
                                             -----------
                                               1,989,461
                                             -----------
United States  -- (22.7%)
    22,900   Alexander's, Inc. (b).........    1,675,994
     1,500   California Coastal
               Communities, Inc. (b).......        9,000
    33,000   Crossmann Communities, Inc.
               (b).........................      866,250
    27,195   D.R. Horton, Inc..............      525,203
    30,000   Felcor Lodging Trust, Inc.....      718,125
    15,000   Lennar Corp.                        362,813
    67,500   Meditrust Co..................      839,531
    55,000   MeriStar Hotels & Resorts,
               Inc. (b)....................      199,375
    50,000   Patriot American Hospitality,
               Inc. (b)....................      253,125
     8,000   Sonic Automotive, Inc. (b)....      118,500
    20,400   Starwood Hotels & Resorts
               Worldwide, Inc. (b).........      748,425
    74,100   Sunstone Hotel Investors,
               Inc.........................      680,794
    96,800   The Presley Companies (b).....       66,550
     6,400   Toll Brothers, Inc. (b).......      136,800
    55,000   U.S. Home Corp. (b)...........    1,883,749
                                             -----------
                                               9,084,234
                                             -----------
             Total Common Stocks
               (Cost $39,957,881)..........   40,691,867
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
             Total Investments
               (Cost $39,957,881)
               (a).................. 102.0%  $40,691,867
             Liabilities in excess of
               other assets........  (2.0)%    (778,609)
                                     -----   -----------
             TOTAL NET ASSETS....... 100.0%  $39,913,258
                                     =====   ===========

---------
Forward Currency Contracts:

                                                               DELIVERY    CONTRACT    CONTRACT VALUE    (DEPRECIATION)
                                                   POSITION      DATE       PRICE      (U.S. DOLLARS)     APPRECIATION
                                                   --------    --------    --------    --------------    --------------
Japanese Yen                                        short      5/28/99     $119.72       2,267,351          $(12,377)

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation...................  $ 8,339,712
        Unrealized depreciation...................   (7,605,726)
                                                    -----------
        Net unrealized appreciation...............  $   733,986
                                                    ===========

(b) Non-income producing securities.

GDR -- Global Depository Receipts
PLC -- Public Limited Company
REIT -- Real Estate Investment Trust

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

                                  (UNAUDITED)

ASSETS:
  Investments, at value (Cost $39,957,881)..................  $40,691,867
  Receivable for investment securities sold.................       18,841
  Receivable for capital shares issued......................       26,756
  Interest and dividends receivable.........................      118,945
  Reclaim receivable........................................       30,635
  Prepaid expenses and other assets.........................       40,147
                                                              -----------
    Total Assets............................................   40,927,191
                                                              -----------
LIABILITIES:
  Cash overdrafts...........................................      710,663
  Foreign currency overdrafts (Cost, $42,453)...............       42,390
  Payable for investment securities purchased...............      121,320
  Payable for capital shares redeemed.......................       32,042
  Unrealized losses on forward foreign currency contracts...       12,377
  Accrued expenses and other liabilities:
    Investment advisory fees................................       30,565
    Administration fees.....................................          992
    Distribution fees payable...............................          318
    Other...................................................       63,266
                                                              -----------
    Total Liabilities.......................................    1,013,933
                                                              -----------
NET ASSETS..................................................  $39,913,258
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       272
  Additional paid-in-capital................................   40,258,836
  Undistributed net investment income (loss)................     (177,125)
  Accumulated net realized gains (losses) on investment
    transactions............................................     (889,665)
  Unrealized appreciation (depreciation) from investments...      720,940
                                                              -----------
    NET ASSETS..............................................  $39,913,258
                                                              ===========
NET ASSETS
  Class Y...................................................  $39,268,368
  Class A...................................................      326,061
  Class B...................................................      244,052
  Class C...................................................       74,777
                                                              -----------
    Total...................................................  $39,913,258
                                                              ===========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
  Class Y...................................................    2,674,457
  Class A...................................................       22,315
  Class B...................................................       17,203
  Class C...................................................        5,276
                                                              -----------
    Total...................................................    2,719,251
                                                              ===========
NET ASSET VALUE
  Class Y -- offering and redemption price per share........  $     14.68
                                                              ===========
  Class A -- redemption price per share.....................  $     14.61
                                                              ===========
  Class A -- Maximum sales charge...........................        4.75%
                                                              -----------
  Class A -- Maximum offering price per share
    (100%/(100%-Maximum Sales Charge) of net asset value
    adjusted to nearest cent)...............................  $     15.34
                                                              ===========
  Class B -- offering price per share*......................  $     14.19
                                                              ===========
  Class C -- offering price per share*......................  $     14.17
                                                              ===========

* Redemption price per share varies based on length of time shares are held (Note 3)

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1999

                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $16,679)................   $  381,498
                                                                            ----------
EXPENSES:
  Investment advisory fees..................................      182,593
  Administration fees.......................................       41,997
  Distribution fees -- Class B..............................          898
  Distribution fees -- Class C..............................          471
  Shareholder Servicing Fees -- Class A.....................          419
  Shareholder Servicing Fees -- Class B.....................          299
  Shareholder Servicing Fees -- Class C.....................          157
  Custodian fees............................................       42,160
  Legal fees................................................       36,471
  Trustees' fees and expenses...............................        4,778
  Printing costs............................................       21,217
  Other.....................................................       42,376
                                                               ----------
Total Expenses...........................................................      373,836
                                                                            ----------
Net Investment Income....................................................        7,662
                                                                            ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from investment and foreign currency
     transactions........................................................    1,219,155
  Net change in unrealized appreciation (depreciation) from investments
     and translation of assets and liabilities in foreign currencies.....    3,388,504
                                                                            ----------
Net realized/unrealized gains (losses) from investments..................    4,607,659
                                                                            ----------
Change in net assets resulting from operations...........................   $4,615,321
                                                                            ==========

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR
                                                                 SIX MONTHS            FOR
                                                                   ENDED          THE YEAR ENDED
                                                               APRIL 30, 1999    OCTOBER 31, 1998
                                                              ----------------   ----------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income.....................................    $     7,662        $    10,611
  Net realized gains (losses) from investment and foreign
     currency transactions..................................      1,219,155          2,869,579
  Net change in unrealized appreciation (depreciation) from
     investments and translation of assets and liabilities
     in foreign currencies..................................      3,388,504         (2,703,766)
                                                                -----------        -----------
     Change in net assets resulting from operations.........      4,615,321            176,424
                                                                -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class Y................................................        (37,658)                --
                                                                -----------        -----------
     Total change in net assets from distributions to
       shareholders.........................................        (37,658)                --
                                                                -----------        -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS
  Net increase (decrease) in net assets resulting from
     shares of beneficial interest transactions.............        (74,671)          (656,758)
                                                                -----------        -----------
     Total change in net assets.............................      4,502,992           (480,334)
                                                                -----------        -----------
NET ASSETS:
  Beginning of period.......................................     35,410,266         35,890,600
                                                                -----------        -----------
  End of period.............................................    $39,913,258        $35,410,266
                                                                ===========        ===========

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Alpine International Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, a Massachusetts business trust organized in 1988.

     Alpine International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the National Association of Securities Dealers Automated Quotation National Market System (" NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities, for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     E. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intend to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. C Class shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Funds.

     Class A shares are subject to a 4.75% sales charge at the time of purchase. Class B shares are shares are subject to a Contingent Deferred Sales Charge
     (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption. Class C shares are subject to a 1% CDSC on shares redeemed during the first year after purchase.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                        SIX MONTHS ENDED               YEAR ENDED
                                         APRIL 30, 1999             OCTOBER 31, 1998
                                     -----------------------    ------------------------
                                      SHARES       AMOUNT        SHARES        AMOUNT
                                     --------    -----------    --------    ------------
CLASS A
  Shares sold......................         8    $       109      83,001    $  1,177,240
  Shares redeemed..................    (5,870)       (78,477)    (80,825)     (1,131,032)
                                     --------    -----------    --------    ------------
  Net increase (decrease)..........    (5,862)       (78,368)      2,176          46,208
                                     --------    -----------    --------    ------------
CLASS B
  Shares sold......................       243          3,189      13,606         190,234
  Shares redeemed..................    (2,608)       (33,819)    (10,848)       (149,239)
                                     --------    -----------    --------    ------------
  Net increase (decrease)..........    (2,365)       (30,630)      2,758          40,995
                                     --------    -----------    --------    ------------
CLASS C
  Shares sold......................     3,916         51,362      17,119         232,674
  Shares redeemed..................   (10,964)      (145,202)    (13,173)       (171,623)
                                     --------    -----------    --------    ------------
  Net increase (decrease)..........    (7,048)       (93,840)      3,946          61,051
                                     --------    -----------    --------    ------------
CLASS Y
  Shares sold......................   277,539      3,821,486     683,226       9,372,138
  Shares redeemed..................  (279,004)    (3,729,768)   (725,879)    (10,177,150)
  Shares issued in reinvestment of
     distributions.................     2,728         36,449          --              --
                                     --------    -----------    --------    ------------
  Net increase (decrease)..........     1,263        128,167     (42,653)       (805,012)
                                     --------    -----------    --------    ------------
  Total Net increase/decrease......   (14,012)   $   (74,671)    (33,773)   $   (656,758)
                                     --------    -----------    --------    ------------

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $7,082,540 and $5,383,310, respectively, for the six months ended April 30, 1999.

5.   TRANSACTIONS WITH AFFILIATES:

     Investment advisory services are provided to the Fund by Alpine Management & Research LLC ("Alpine"). Pursuant to each investment advisor's agreement with the Funds, Alpine is entitled to an annual fee based on the Funds average daily net assets, in accordance with the following schedule:

First $750 million..........................................    1.00%
Next $250 million...........................................    0.90%
Over $1 billion.............................................    0.80%

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                  (UNAUDITED)

     BISYS Fund Services L.P. ("BISYS L.P.") is the Fund's Principal Underwriter and Distributor. BISYS Fund Services Ohio, Inc. is the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, Investors Fiduciary Trust Company ("IFTC") is the Fund's Custodian. In return for these serves, BISYS L.P. and BISYS will earn an annual fee amounting to 0.23% of the Funds average daily net assets and IFTC will earn an annual fee amounting to 0.095% of the Funds average daily net assets.

     The Funds have adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the six months ended April 30, 1999, amounts paid to brokers by BISYS L.P. pursuant to the Fund's Class A, Class B and Class C Distribution plans were $363, $1,120 and $513, respectively.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Funds.

6.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                  SIX MONTHS ENDED    ---------------------------------------   SEPTEMBER 30,
                                  APRIL 30, 1999(a)    1998    1997(a)   1996(a)   1996(a)(b)    1995(a)(c)
                                  -----------------   ------   -------   -------   ----------   -------------
                                     (UNAUDITED)
CLASS A SHARES
NET ASSETS VALUE BEGINNING OF
  PERIOD........................       $12.90         $12.94   $12.28    $11.58      $12.12        $11.46
                                       ------         ------   ------    ------      ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)......................        (0.01)         (0.05)   (0.06)     0.06       (0.01)         0.07
  Net realized and unrealized
    gain (loss) from investments
    and foreign currencies......         1.72           0.01     0.72      0.64       (0.53)         0.59
                                       ------         ------   ------    ------      ------        ------
  Total from investment
    operations..................         1.71          (0.04)    0.66      0.70       (0.54)         0.66
                                       ------         ------   ------    ------      ------        ------
NET ASSET VALUE END OF PERIOD...       $14.61         $12.90   $12.94    $12.28      $11.58        $12.12
                                       ======         ======   ======    ======      ======        ======
TOTAL RETURN (EXCLUDES SALES
  CHARGES)......................        13.26%(g)      (0.31)%   5.40%     6.00%      (4.50)%(g)     5.80%(g)
ANNUALIZED RATIOS/ SUPPLEMENTARY
  DATA:
  Net Assets at end of period
    (000).......................       $  326         $  363   $  336    $  721      $   74        $   66
  Ratio of expenses to average
    net assets..................         2.28%(f)       2.04%    2.10%     1.79%       1.73(f)       1.01%(f)
  Ratio of interest expense to
    average net assets..........          N/A            N/A     0.03%     0.03%       0.03(f)       0.01%(f)
  Ratio of net investment income
    (loss) to average net
    assets......................        (0.25)%(f)     (0.26)%  (0.47)%    0.40%      (1.26)%(f)     0.98%(f)
  Ratio of expenses to average
    net assets(d)...............          N/A           2.04%    2.19%     2.97%      46.90%(f)     21.59%(f)
  Ratio of expenses to average
    net assets(e)...............          N/A            N/A     2.10%      N/A         N/A           N/A
  Portfolio Turnover(h).........           14%            82%      44%       25%          1%           28%

---------

(a)   Net investment income is based on average shares outstanding during the period.
(b)   The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)   For the period from February 10, 1995 (commencement of operations) to September 30, 1995.
(d)   During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.
(e)   During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)   Annualized.
(g)   Not Annualized.
(h)   Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                  SIX MONTHS ENDED    ---------------------------------------   SEPTEMBER 30,
                                  APRIL 30, 1999(a)    1998    1997(a)   1996(a)   1996(a)(b)    1995(a)(c)
                                  -----------------   ------   -------   -------   ----------   -------------
                                     (UNAUDITED)
CLASS B SHARES
NET ASSETS VALUE BEGINNING OF
  PERIOD........................       $12.57         $12.69   $12.14    $11.53      $12.08        $11.44
                                       ------         ------   ------    ------      ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)......................        (0.11)         (0.10)   (0.15)    (0.13)      (0.02)         0.08
  Net realized and unrealized
    gain (loss) from investments
    and foreign currencies......         1.73          (0.02)    0.70      0.74       (0.53)         0.56
                                       ------         ------   ------    ------      ------        ------
  Total from investment
    operations..................         1.62          (0.12)    0.55      0.61       (0.55)         0.64
                                       ------         ------   ------    ------      ------        ------
NET ASSET VALUE END OF PERIOD...       $14.19         $12.57   $12.69    $12.14      $11.53        $12.08
                                       ======         ======   ======    ======      ======        ======
  TOTAL RETURN (EXCLUDES
    REDEMPTION CHARGES).........          12.89%(g)    (0.95)%    4.50%    5.30%      (4.60)%(g)     5.60%(g)
ANNUALIZED RATIOS/ SUPPLEMENTARY
  DATA:
  Net Assets at end of period
    (000).......................       $  244         $  246   $  213    $  134      $  100        $  128
  Ratio of expenses to average
    net assets..................         3.03%(f)       2.80%    2.82%     2.56%       2.44%(f)      2.42%(f)
  Ratio of interest expense to
    average net assets..........          N/A            N/A     0.03%     0.03%       0.03%(f)      0.03%(f)
  Ratio of net investment income
    (loss) to average net
    assets......................        (0.99)%(f)     (0.95)%  (1.23)%   (1.03)%     (1.98)%(f)    (1.38)%(f)
  Ratio of expenses to average
    net assets(d)...............          N/A           2.80%    2.90%    14.45%      31.39%(f)     82.74%(f)
  Ratio of expenses to average
    net
    assets(e)...................          N/A            N/A     2.81%      N/A         N/A           N/A
  Portfolio Turnover(h).........           14%            82%      44%       25%          1%           28%

---------

(a)   Net investment income is based on average shares outstanding during the period.
(b)   The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)   For the period from February 8, 1995 (commencement of operations) to September 30, 1995.
(d)   During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.
(e)   During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)   Annualized.
(g)   Not Annualized.
(h)   Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                  SIX MONTHS ENDED    ---------------------------------------   SEPTEMBER 30,
                                  APRIL 30, 1999(a)    1998    1997(a)   1996(a)   1995(a)(b)    1995(a)(c)
                                  -----------------   ------   -------   -------   ----------   -------------
                                     (UNAUDITED)
CLASS C SHARES
NET ASSETS VALUE BEGINNING OF
  PERIOD........................       $12.56         $12.70   $12.14    $11.53      $12.08        $11.43
                                       ------         ------   ------    ------      ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)......................        (0.44)         (0.08)   (0.14)    (0.13)      (0.02)         0.06
  Net realized and unrealized
    gain (loss) from investments
    and foreign currencies......         2.05          (0.06)    0.70      0.74       (0.53)         0.59
                                       ------         ------   ------    ------      ------        ------
  Total from investment
    operations..................         1.61          (0.14)    0.56      0.61       (0.55)         0.65
                                       ------         ------   ------    ------      ------        ------
NET ASSET VALUE END OF PERIOD...       $14.17         $12.56   $12.70    $12.14      $11.53        $12.08
                                       ======         ======   ======    ======      ======        ======
TOTAL RETURN (EXCLUDES
  REDEMPTION CHARGES)...........        12.82%(g)      (1.10)%   4.60%     5.30%      (4.60)%(g)     5.70%(g)
ANNUALIZED RATIOS/ SUPPLEMENTARY
  DATA:
  Net Assets at end of period
    (000).......................       $   75         $  155   $  106    $    8      $    4        $    7
  Ratio of expenses to average
    net assets..................         2.99%(f)       2.83%    2.83%     2.54%       2.37%(f)      1.54%(f)
  Ratio of interest expense to
    average net assets..........          N/A            N/A     0.03%     0.03%       0.02%(f)      0.01%(f)
  Ratio of net investment income
    (loss) to average net
    assets......................        (1.20)%(f)     (0.82)%  (1.15)%   (1.06)%     (1.94)%(f)     0.86%(f)
  Ratio of expenses to average
    net assets(d)...............          N/A           2.83%    2.91%   118.64%     570.26%(f)    269.60%(f)
  Ratio of expenses to average
    net assets(e)...............          N/A            N/A     2.83%      N/A         N/A           N/A
  Portfolio Turnover(h).........           14%            82%      44%       25%          1%           28%

---------

(a)   Net investment income is based on average shares outstanding during the period.
(b)   The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)   For the period from February 9, 1995 (commencement of operations) to September 30, 1995.
(d)   During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.
(e)   During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)   Annualized.
(g)   Not Annualized.
(h)   Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED OCTOBER 31,             YEAR ENDED
                                  SIX MONTHS ENDED   ----------------------------------------   SEPTEMBER 30,
                                   APRIL 30, 1999     1998     1997(a)   1996(a)   1995(a)(b)      1995(a)
                                  ----------------   -------   -------   -------   ----------   -------------
                                    (UNAUDITED)
CLASS Y SHARES

NET ASSETS VALUE BEGINNING OF
  PERIOD........................      $ 12.96        $ 12.97   $ 12.31   $ 11.59    $ 12.13        $ 13.81
                                      -------        -------   -------   -------    -------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)......................           --           0.01     (0.03)     0.01      (0.01)          0.11
  Net realized and unrealized
    gain (loss) from investments
    and foreign currencies......         1.73          (0.02)     0.71      0.71      (0.53)         (1.17)
                                      -------        -------   -------   -------    -------        -------
  Total from investment
    operations..................         1.73          (0.01)     0.68      0.72      (0.54)         (1.06)
                                      -------        -------   -------   -------    -------        -------
LESS DISTRIBUTIONS
  From net investment income....        (0.01)            --     (0.02)       --         --          (0.10)
  From net realized gains.......           --             --        --        --         --          (0.52)
                                      -------        -------   -------   -------    -------        -------
  Total distributions...........        (0.01)            --     (0.02)       --         --          (0.62)
                                      -------        -------   -------   -------    -------        -------
NET ASSET VALUE END OF PERIOD...      $ 14.68        $ 12.96   $ 12.97   $ 12.31    $ 11.59        $ 12.13
                                      =======        =======   =======   =======    =======        =======
TOTAL RETURN....................        13.39%(f)      (0.08)%    5.50%     6.20%     (4.50)%        (7.70)%
ANNUALIZED RATIOS/ SUPPLEMENTARY
  DATA:
  Net Assets at end of period
    (000).......................      $39,268        $34,646   $35,234   $47,502    $61,418        $67,645
  Ratio of expenses to average
    net assets..................         2.03%(e)       1.78%     1.82%     1.62%      1.62%          1.54%
  Ratio of interest expense to
    average net assets..........          N/A            N/A      0.03%     0.03%      0.03%          0.05%
  Ratio of net investment income
    (loss) to average net
    assets......................         0.06%(e)       0.04%    (0.21)%    0.11%     (1.14)%         0.92%
  Ratio of expenses to average
    net assets(c)...............          N/A           1.78%     1.90%     1.67%       N/A            N/A
  Ratio of expenses to average
    net assets(d)...............          N/A            N/A      1.82%      N/A        N/A            N/A
  Portfolio Turnover(g).........           14%            82%       44%       25%         1%            28%

---------------

(a)   Net investment income is based on average shares outstanding during the period.
(b)   The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)   During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.
(d)   During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)   Annualized.
(f)   Not Annualized.
(g)   Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.